Exhibit 99.1


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
                                        x
In re:                                  :   Chapter 11
                                        :
Refco Inc., et al                       :   Case Nos. 05-60006 - 05-60029 and
                             Debtors.   :   06-11260 - 06-11262 (RDD)
                                        :   (Jointly Administered)
                                        :


            MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS FOR
                 THE PERIOD FROM JULY 1, 2006 TO JULY 31, 2006

DEBTORS' ADDRESS:     One World Financial Center, 200 Liberty Street,
                      New York, NY  10281-1094

                      MONTHLY CASH RECEIPTS RECEIVED BY REFCO INC.,
                      ET AL (IN THOUSANDS):                          $160,610

                      MONTHLY CASH DISBURSEMENTS MADE BY REFCO INC.,
                      ET AL (IN THOUSANDS):                          $18,753

DEBTORS' ATTORNEY:    Skadden, Arps, Slate, Meagher & Flom LLP
                      J. Gregory Milmoe (JM 0919)
                      Sally McDonald Henry (SH 0839)
                      Four Times Square
                      New York, New York 10036

REPORT PREPARER:      Refco Inc. et al.


         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


DATE: August 14, 2006                          /s/ Peter F. James
                                               ------------------------
                                               Peter F. James
                                               Controller
                                               Refco Inc. / Refco Capital
                                                 Markets, Ltd.(1)


--------------------

(1) Marc S. Kirschner has been appointed Chapter 11 Trustee (the "Trustee") of the estate of Refco Capital Markets, Ltd. The Trustee is seeking to maintain previous reporting arrangements and filed applications to retain the professionals responsible for preparing those reports. Those applications have been granted by that certain Final Order Authorizing the Employment of Goldin Associates, LLC and AP Services, LLC as Crisis Managers for Refco Capital Markets, Ltd., dated July 17, 2006. Mr. James has been performing the function of Controller for Refco Inc., and in that capacity has been providing services to certain of Refco Inc.'s affiliates, including Refco Capital Markets, Ltd. It is anticipated that Mr. James will continue as an estate employee and in that capacity will continue to provide services to Refco Capital Markets, Ltd.

                               Refco Inc., et al
         Index to Monthly Statement of Cash Receipts and Disbursements


                                                                           Page
                                                                           ----

                Notes to Monthly Statement of Cash Receipts and
                  Disbursements..........................................    3
Schedules:
Schedule I      Schedule of Cash Receipts and Disbursements by Debtor....    4
Schedule II     Schedule of Payroll and Payroll Taxes....................    5
Schedule III    Schedule of Federal, State and Local Taxes Collected,
                  Received, Due or Withheld..............................    6
Schedule IV     Schedule of Professional Fee Disbursements...............    7
                Insurance Statement......................................    8

                               Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
         NOTES TO MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                  (Unaudited)
               For the Period from JULY 1, 2006 to JULY 31, 2006


NOTE 1--Petition for Relief under Chapter 11

         On October 17, 2005, Refco Inc. and certain of its subsidiaries and affiliates each filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Refco Inc. filed jointly with the following direct and indirect subsidiaries: Bersec International LLC, Kroeck & Associates LLC, Marshall Metals, LLC, New Refco Group Ltd., LLC, Refco Administration, LLC, Refco Capital Management, LLC, Refco Capital Markets, Ltd., Refco Capital Trading, LLC, Refco Capital LLC, Refco Capital Holdings, LLC, Refco F/X Associates, LLC, Refco Finance Inc., Refco Financial, LLC, Refco Fixed Assets Management, LLC, Refco Global Capital Management LLC, Refco Global Finance Ltd., Refco Global Futures, LLC, Refco Global Holdings, LLC, Refco Group Ltd., LLC, Refco Information Services, LLC, Refco Mortgage Securities, LLC, Refco Regulated Companies, LLC, and Summit Management, LLC (collectively, the "Initial Debtors"). On June 5, 2006 three additional subsidiaries and affiliates filed petitions for relief under Chapter 11 of the Bankruptcy Code in the Court: Westminster-Refco Management LLC ("Westminster"), Refco Managed Futures LLC ("Futures"), and Lind-Waldock Securities LLC ("Lind-Waldock) (Lind-Waldock, together with Westminster and Futures, the "Additional Debtors") (the Initial Debtors and the Additional Debtors, collectively, the "Debtors"). On June 9, 2006, the Court entered an order authorizing the joint administration of the Additional Debtors' cases with the Initial Debtors' cases. The Debtors remain in possession of their assets and properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code for all cases, except Refco Capital Markets, Ltd. (05-60018), in which a Chapter 11 trustee has been appointed. Certain subsidiaries of Refco Inc., consisting principally of its regulated subsidiaries, are not debtors (collectively, the "Non-Debtors") in this bankruptcy proceeding.

NOTE 2--Basis of Presentation

         On October 9, 2005, after consultation by the Audit Committee with Refco Inc.'s ("Refco") independent accountants, Refco determined that its financial statements, as of, and for the periods ended, February 28, 2002, February 28, 2003, February 28, 2004, February 28, 2005, and May 31, 2005,
taken as a whole, for each of Refco Inc., Refco Group Ltd., LLC and Refco Finance Inc. should no longer be relied upon. As a result of these events, Refco is unable to issue financial statements at the time of this filing. In lieu of presenting comprehensive financial statements, Refco has prepared the attached Statement of Cash Receipts and Disbursements. This statement has been prepared on the cash basis of accounting.


                                                           Schedule I
                                                        Refco Inc., et al
                                            CASE NO. 05-60006 (Jointly Administered)
                                     SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTORS
                                                         (in thousands)
                                        For the Period from JULY 1, 2006 to JULY 31, 2006


                                                          Beginning             Cash               Cash              Ending
Case #        Legal Entity                               Cash Balance          Receipts         Disbursements      Cash Balance
------        ------------                               ------------          --------         -------------      ------------

05-60009      Bersec International, LLC.                $          -          $       -         $         -       $         -

05-60019      Kroeck & Associates, LLC.                          334                  1                   -               336

06-11262      Lind-Waldock Securities LLC                          -                  -                   -                 -

05-60012      Marshall Metals, LLC.                                -                  -                   -                 -

05-60014      New Refco Group Ltd., LLC.                           -                  -                   -                 -

05-60020      Refco Administration, LLC                            -                  -                   -                 -

05-60017      Refco Capital Holdings, LLC                         12                  -                   -                12

05-60010      Refco Capital Management, LLC                        -                  -                   -                 -

05-60018      Refco Capital Markets, Ltd. 3,4              1,255,459             28,267               2,632         1,281,094

05-60026      Refco Capital Trading, LLC                           -                  -                   -                 -

05-60022      Refco Capital, LLC 1,2,6                        26,800            113,905              11,781           128,924

05-60023      Refco F/X Associates, LLC 5                     53,252                531                 809            52,974

05-60016      Refco Finance, Inc.                                  -                  -                   -                 -

05-60013      Refco Financial, LLC                                 -                  -                   -                 -

05-60029      Refco Fixed Assets Management, LLC                  32                 12                   -                44

05-60011      Refco Global Capital Management, LLC                 -                  -                   -                 -

05-60007      Refco Global Finance, Ltd. 6                     1,774                539                   3             2,310

05-60024      Refco Global Futures, LLC                        8,701                  -                   -             8,701

05-60028      Refco Global Holdings, LLC 6,7                  13,743             15,476               3,303            25,917

05-60027      Refco Group Ltd., LLC 8                         11,907              1,879                 224            13,562

05-60008      Refco Information Services, LLC                      -                  -                   -                 -

06-11261      Refco Managed Futures LLC                            -                  -                   -                 -

05-60021      Refco Mortgage Securities, LLC                       -                  -                   -                 -

05-60015      Refco Regulated Companies, LLC                       -                  -                   -                 -

05-60006      Refco Inc.                                         121                  -                   -               121

05-60025      Summit Management, LLC.                              -                  -                   -                 -

06-11260      Westminster-Refco Management LLC                     -                  -                   -                 -
                                                        ------------          ---------         -----------       -----------
              Totals                                    $  1,372,136          $ 160,610         $    18,753       $ 1,513,994
                                                        ============          =========         ===========       ===========


1        The Debtors serve as a paying agent for certain Non-Debtors and Refco, LLC. During this period, approximately $5.8 million was disbursed on behalf of and reimbursed by Non-Debtors and Refco, LLC. In addition, there were approximately
         $3.3 million of disbursements by Refco Capital, LLC that represented the return of proceeds to three Refco entities
         (see footnote no. 6).

2        Of the approximately $113.9 million in receipts listed for Refco Capital, LLC, approximately $102.0 million is attributable to the payment of an intercompany obligation from Refco Securities Ltd (a non-Debtor).

3        Refco Capital Markets, Ltd.'s ending cash balance includes approximately $120.4 million, which currently resides in a
         JPMorgan Chase account under the name Refco Securities, LLC/Refco Capital Markets, Ltd. There is a dispute as to whether these funds are property of Refco Capital Markets, Ltd. or Refco Securities, LLC and therefore the funds are to remain under such named account until further investigation is performed.

4        Of the approximately $2.6 million in disbursements listed for Refco Capital Markets, Ltd., approximately $1.9 million is attributable to professional fees and approximately $347,000 is attributable to fluctuations in foreign exchange rates.

5        Of the approximately $531,000 in receipts listed for Refco F/X Associates, LLC, approximately $474,000 is attributable to fluctuations in foreign exchange rates.

6        Refco Global Holdings, LLC's disbursements of $3.3 million reflects the release of funds held in an escrow account at
         Citibank pursuant to the sale of Refco Canada Co and the receipt of certain tax clearances. These funds were wired to
         Refco Capital, LLC, which subsequently forwarded these funds to Refco Global Finance, Ltd, Refco Global Holdings, LLC
         and Refco Canada Finance Inc. (a non-Debtor).

7        Of the approximately $15.5 million in receipts listed for Refco Global Holdings, LLC, $15.0 million is attributable to a dividend from Refco Singapore Pte Ltd. ($7.5 million) and a repayment of a subordinated loan from Refco Singapore Pte
         Ltd. ($7.5 million).

8        The approximately $1.9 million in receipts listed for Refco Group Ltd., LLC reflects proceeds from the artwork auction
         (approximately $681,000), proceeds from the liquidation of common stock shares held in Xinhua Finance Limited
         (approximately $434,000), and a payment from Refco, LLC (approximately $748,000) representing the reimbursement of post-petition lease obligations.


                                   Schedule II
                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                      SCHEDULE OF PAYROLL AND PAYROLL TAXES
                                 (in thousands)
                For the Period from JULY 1, 2006 to JULY 31, 2006



                                Employee Payroll         Employer Payroll
     Gross Wages Paid 2         Taxes Withheld 1         Taxes Remitted 1
     ------------------         ----------------         ----------------

           $1,998                     $670                     $74



1 Taxes were remitted by the Debtors to a third party vendor and paid by the vendor to the appropriate federal and state tax authorities.

2 Gross Wages were paid by the Debtors on 7/14/06 and 7/31/06. Of the Gross Wages, $1,695,022 was paid on behalf of and reimbursed by the Non-Debtors and Refco, LLC.

                                  Schedule III
                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                   SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
                      COLLECTED, RECEIVED, DUE OR WITHHELD
                                 (in thousands)
                For the Period from JULY 1, 2006 to JULY 31, 2006




                                                             Amount
                                                            Withheld/    Amount
                                                             Accrued      Paid

Federal
Domestic..................................................     $  0      $  0
Foreign...................................................     $  0      $  0
                                                               ----      ----
   Total Federal Taxes....................................     $  0      $  0
                                                               ----      ----

State and Local
Income and Franchise......................................     $  0      $  0
Property..................................................        0         0
Sales and Use.............................................        0         0
                                                               ----      ----
   Total State and Local..................................     $  0      $  0
                                                               ----      ----
Total Taxes...............................................     $  0      $  0
                                                               ====      ====



All taxes due and owing have been paid for the current period. Also, all tax returns due during the period have been filed.

                                   Schedule IV
                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                   SCHEDULE OF PROFESSIONAL FEE DISBURSEMENTS
                                 (in thousands)
                For the Period from JULY 1, 2006 to JULY 31, 2006


                                                        July        Fees Paid
         Entity                                       Payments 1     To Date
         ------                                       ----------     -------
         AlixPartners, LLC                             $1,411           $5,748
         Bingham McCutchen LLP                            539              890
         Conyers Dill & Pearman                             0               75
         Goldin Associates                                269            1,146
         Greenhill & Co., LLC                             373              443
         Houlihan Lokey Howard & Zukin                     44              640
         Kasowitz, Benson, Torres & Friedman              182              228
         Lenz & Staehelin                                  16              113
         Milbank, Tweed, Hadley & McCloy LLP              325            3,723
         Omni Management Group                            175              706
         Sitrick And Company                                0              525
         Skadden, Arps, Slate, Meagher & Flom LLP         532            7,590
         Trott & Duncan, Barristers & Attorneys             2               17
         Williams Barristers & Attorneys                    9              107
                                                       ------          -------

         Total Payments                                $3,878          $21,951
                                                       ======          =======


1 The Debtors serve as a paying agent for certain Non-Debtors and Refco, LLC. During this period, approximately $2.0 million was disbursed on behalf of and reimbursed by Non-Debtors. Professional fees were not paid by the Debtors on behalf of Refco, LLC.

                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                 DEBTORS' STATEMENT REGARDING INSURANCE POLICIES
                For the Period from JULY 1, 2006 to JULY 31, 2006

All insurance policies are fully paid for the current period, including amounts owed for workers' compensation and disability insurance.